SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2009

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 1, 2009, Moog Inc. issued a press release announcing that it has acquired the remaining 60% ownership of the wind energy business of LTi REEnergy GmbH in Unna, Germany and Shanghai, China. The consideration was €12 million in cash paid and the issuance of a €9.5 million note payable in February 2010. The company produces electric servo controllers and complete drive systems that position rotor blades on wind turbines. Sales for the past twelve months were €95 million.

Item 9.01  Financial Statements and Exhibits.

(d)              Exhibits.

99.1              Press release dated June 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: June 1, 2009	By:	/s/ Jennifer Walter
	Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated June 1, 2009